SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


--------------------------------------------------------------------------------



                           FORM 8-K

                        CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1998



                             GLENBOROUGH REALTY TRUST INCORPORATED
                     (Exact name of registrant as specified in its charter)



       Maryland                        33-83506                     94-3211970
    (State or other                  (Commission                  (IRS Employer
    Jurisdiction of                  File Number)                  I.D. Number)
    Incorporation)


          400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                     (Address of principal executive offices)


Registrant's Telephone number, including area code: (650) 343-9300


                                 N/A
--------------------------------------------------------------------------------
     (Former name, or former address, if changes since last report)


             This form 8-K contains a total of 30 pages

                       No Exhibits Required

                   GLENBOROUGH REALTY TRUST INCORPORATED
                         SUPPLEMENTAL INFORMATION
                             December 31, 1998





Item 5.  Other Events

On January 27, 1999, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of December 31, 1998, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

         Financial Statements:

                  None

         Exhibits:

                                                                 Page Number in
Exhibit No.   Description                                          This Filing

   99         Supplemental Information as of December 31, 1998          4

                               GLENBOROUGH REALTY TRUST INCORPORATED
                                      SUPPLEMENTAL INFORMATION
                                          December 31, 1998



                                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   GLENBOROUGH REALTY TRUST INCORPORATED


Date:  January 27, 1999                By:      /s/ Stephen R. Saul
                                                Stephen R. Saul
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

                 GLENBOROUGH REALTY TRUST INCORPORATED
                        SUPPLEMENTAL INFORMATION
                           December 31, 1998




                           Table of Contents



                                                                       PAGE

 Real Estate Portfolio..................................................6

 Additions and Deletions to Portfolios During Period...................10

 Debt Summary..........................................................12

 Corporate Operating Summary...........................................14

 Office Portfolio......................................................16

 Office/Flex Portfolio.................................................18

 Industrial Portfolio..................................................20

 Retail Portfolio......................................................22

 Multifamily Portfolio.................................................24

 Reconciliation of Property Income.....................................25

 Lease Expiration Schedule.............................................26

 Glossary of Terms.....................................................28




                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
  Tradewinds Financial                            Phoenix                   AZ             17,768                  78%
  Vintage Pointe                                  Phoenix                   AZ             56,112                  95%
  Warner Village Medical                          Fountain Valley           CA             32,272                  95%
  Centerstone Plaza                               Irvine                    CA            157,579                  98%
  University Tech Center                          Pomona                    CA            100,516                  96%
  Academy Professional Center                     Rolling Hills             CA             29,960                  68%
  Dallidet  Professional Center                   San Luis Obispo           CA             23,511                  90%
  400 South El Camino Real                        San Mateo                 CA            145,394                  94%
  One Gateway Center                              Denver                    CO             80,049                  68%
  Park Place                                      Clearwater                FL            164,435                  96%
  Buschwood III                                   Tampa                     FL             76,930                  92%
  Temple Terrace Business Center                  Temple Terrace            FL             79,393                 100%
  Ashford Perimeter                               Atlanta                   GA            288,584                  97%
  Powers Ferry Landing East                       Atlanta                   GA            393,672                  98%
  Capitol Center I, II & III                      Des Moines                IA            158,556                 100%
  Oak Brook International                         Oak Brook                 IL             98,443                  96%
  Oakbrook Terrace Corporate Center III           Oakbrook Terrace          IL            254,085                  95%
  Columbia Center II                              Rosemont                  IL            150,133                  98%
  Embassy Plaza                                   Schaumburg                IL            140,744                  18%
  Meridian Park                                   Carmel                    IN             86,332                  52%
  Crosspoint Four                                 Fishers                   IN             41,121                 100%
  The Osram Building                              Westfield                 IN             45,265                 100%
  Leawood Office Building                         Leawood                   KS             93,667                 100%
  Blue Ridge Office Building                      Braintree                 MA             74,795                  82%
  The Hartwood Building                           Lexington                 MA             52,721                 100%
  Bronx Park I                                    Malborough                MA             86,935                  91%
  Marlborough Corporate Place                     Malborough                MA            570,151                  94%
  Westford Corporate Center                       Westford                  MA            163,247                 100%
  Montgomery Executive Center                     Gaithersburg              MD            116,348                  90%
  Rockwall I & II                                 Rockville                 MD            340,252                  90%
  Bond Street Building                            Farmington Hills          MI             40,658                 100%
  Riverview Office Tower                          Bloomington               MN            227,129                  99%
  University Club Tower                           St. Louis                 MO            272,425                  93%
  Woodlands Plaza                                 St. Louis                 MO             72,276                  98%
  Edinburgh Center                                Cary                      NC            115,314                  87%
  One Pacific Place                               Omaha                     NE            125,492                  94%
  One Professional Square                         Omaha                     NE             34,836                  86%
  Regency Westpointe                              Omaha                     NE             35,937                  98%
  Morristown Medical Offices                      Bedminster                NJ             14,255                 100%
  Bridgewater Exec. Quarters                      Bridgewater               NJ             65,000                 100%
  Frontier Executive Quarters I                   Bridgewater               NJ            224,314                 100%
  Frontier Executive Quarters II                  Bridgewater               NJ             40,565                 100%
  Executive Place                                 Franklin Township         NJ             85,765                 100%
  Vreeland Business Ctr                           Florham Park              NJ            133,090                 100%
  Gatehall                                        Parsippany                NJ            113,604                  77%
  25 Independence Blvd.                           Warren                    NJ            106,879                  93%
  Citibank Park                                   Las Vegas                 NV            147,916                  85%
  Thousand Oaks                                   Memphis                   TN            418,458                  85%
  Post Oak Place                                  Houston                   TX             57,411                  84%
  4500 Plaza                                      Salt Lake City            UT             70,001                  96%
  700 South Washington                            Alexandria                VA             56,348                 100%
  Cameron Run                                     Alexandria                VA            143,707                 100%
  2000 Corporate Ridge                            McLean                    VA            255,980                 100%
  Globe Building                                  Mercer Island             WA             24,779                  96%
                                                                                 =================    =================
    Total Square Footage/Average % Occupied                                             7,001,109                  92%
                                                                                 =================    =================
    Number of properties:  54


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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
  Hoover Industrial                               Mesa                      AZ             57,441                  93%
  Magnolia Industrial                             Phoenix                   AZ             35,385                 100%
  Baseline Business Park                          Tempe                     AZ            100,204                  86%
  Kraemer Industrial Park                         Anaheim                   CA             55,246                  94%
  Dominguez Industrial                            Carson                    CA             85,120                  94%
  Chatsworth Industrial Park                      Chatsworth                CA             29,764                 100%
  Glassell Industrial Center                      Orange                    CA             46,912                  74%
  Dunn Way Industrial                             Placentia                 CA             59,832                  97%
  Monroe Industrial                               Placentia                 CA             38,655                  57%
  Rancho Bernardo                                 Rancho Bernardo           CA             52,865                  88%
  Scripps Terrace                                 San Diego                 CA             56,796                 100%
  Tierrasanta Research Park                       San Diego                 CA            104,234                 100%
  Upland Industrial                               Upland                    CA             27,414                  85%
  Gateway One                                     Denver                    CO             72,000                 100%
  Gateway Four                                    Denver                    CO            100,000                 100%
  Gateway Six                                     Denver                    CO            107,200                  85%
  Gateway Eight                                   Denver                    CO             79,112                 100%
  Northglenn Business Center                      Denver                    CO             65,000                 100%
  Valley Business Park                            Denver                    CO            202,540                  84%
  Grand Regency Business Center                   Brandon                   FL             48,551                 100%
  Newport Business Center                         Deerfield Beach           FL             62,412                  94%
  Cypress Creek  Business Center                  Ft. Lauderdale            FL             66,371                  95%
  Lake Point Business Park                        Orlando                   FL            134,389                  92%
  Fingerhut Business Center                       Tampa                     FL             48,840                 100%
  Primeco Business Center                         Tampa                     FL             48,090                 100%
  Oakbrook Corners                                Norcross                  GA            124,776                  67%
  The Business Park                               Norcross                  GA            157,153                  98%
  Covance Business Center                         Indianapolis              IN            263,610                 100%
  Park 100 - Building 42                          Indianapolis              IN             37,200                  79%
  Canton Business Center                          Canton                    MA             79,565                 100%
  Fisher-Pierce                                   Weymouth                  MA             79,825                 100%
  Columbia Warehouse                              Columbia                  MD             38,840                  77%
  Germantown Business Center I & II               Germantown                MD             60,000                 100%
  Winnetka Industrial Center                      Crystal                   MN            188,260                  95%
  Bryant Lake Business Center                     Eden Prairie              MN            171,789                 100%
  Riverview Industrial Park                       St. Paul                  MN            113,700                  90%
  Woodlands Tech Center                           St. Louis                 MO             98,037                 100%
  Fox Hollow Business Quarters                    Branchburg                NJ             42,173                 100%
  Fairfield Business Quarters                     Fairfield                 NJ             42,792                 100%
  Palms Business Center III                       Las Vegas                 NV            136,160                  80%
  Palms Business Center IV                        Las Vegas                 NV             37,414                  74%
  Palms Business Center North                     Las Vegas                 NV             92,087                  79%
  Palms Business Center South                     Las Vegas                 NV            132,387                  52%
  Post Palms Business Center                      Las Vegas                 NV            139,906                  59%
  Lehigh Valley Executive Campus                  Allentown                 PA            161,421                  86%
  Clark Avenue                                    King of Prussia           PA             40,000                  92%
  Valley Forge Corporate Center                   Norristown                PA            300,894                  91%
  Walnut Creek Business Center                    Austin                    TX            100,000                 100%
  Kent Business Park                              Kent                      WA            138,157                  97%
                                                                                 =================    =================
    Total Square Footage/Average % Occupied                                             4,560,519                  90%
                                                                                 =================    =================
    Number of properties:  49

INDUSTRIAL
  Fifth Street Industrial                         Phoenix                   AZ            109,699                 100%
  Fairmont Commerce Center                        Tempe                     AZ             83,200                 100%
  Coronado Industrial                             Anaheim                   CA             95,732                 100%
  East Anaheim Industrial                         Anaheim                   CA            106,232                 100%
  Benicia Industrial Park                         Benicia                   CA            156,800                 100%
  Springdale Commerce Center                      Santa Fe Springs          CA            144,000                  88%
  Burnham Industrial Warehouse                    Boca Raton                FL             71,168                 100%
  Gateway Two                                     Denver                    CO            135,792                 100%



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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

Industrial (continued)
  Gateway Three                                   Denver                    CO            121,189                 100%
  Gateway Seven                                   Denver                    CO            156,720                 100%
  Gateway Nine                                    Denver                    CO            147,723                 100%
  Gateway Ten                                     Denver                    CO            129,000                 100%
  Atlantic Industrial                             Norcross                  GA            102,295                  75%
  Bonnie Lane Business Center                     Elk Grove Village         IL            119,590                 100%
  Navistar International Transportation Corp.     W. Chicago                IL            474,426                 100%
  Glenn Avenue Business Center                    Wheeling                  IL             82,000                 100%
  Wood Dale Business Center                       Wood Dale                 IL             89,718                  59%
  Park 100 - Building 46                          Indianapolis              IN            102,400                 100%
  J.I. Case Equipment Corp.                       Kansas City               KS            199,750                 100%
  Forest Street Business Center                   Malborough                MA             32,500                 100%
  Southworth-Milton                               Milford                   MA            146,125                 100%
  Flanders Industrial Park                        Westborough               MA            105,500                 100%
  Navistar International Transportation Corp.     Baltimore                 MD            274,000                 100%
  Eatontown Industrial                            Eatontown                 NJ             36,800                 100%
  Cottontail Distr Ctr                            Franklin Township         NJ            229,352                 100%
  Jencraft Industrial                             Totowa                    NJ            120,943                 100%
  J.I. Case  Equipment Corp.                      Memphis                   TN            205,594                 100%
  Mercantile I                                    Dallas                    TX            236,092                 100%
  Quaker Industrial                               Dallas                    TX             42,083                 100%
  Sea Tac II                                      Seattle                   WA             41,657                 100%
                                                                                 =================    =================
    Total Square Footage/Average % Occupied                                             4,098,080                  98%
                                                                                 =================    =================
    Number of properties:  30

RETAIL
  Park Center                                     Santa Ana                 CA             73,500                  98%
  Sonora Plaza                                    Sonora                    CA            162,126                  85%
  Piedmont Plaza                                  Apopka                    FL            151,000                  97%
  River Run Center                                Miramar                   FL             92,787                  94%
  Westwood Plaza                                  Tampa                     FL             99,304                  97%
  Shannon Crossing                                Atlanta                   GA             79,149                  93%
  Westbrook Commons                               Westchester               IL            132,190                  97%
  Broad Ripple Retail Center                      Indianapolis              IN             37,540                  96%
  Cross Creek Retail Center                       Indianapolis              IN             76,908                  93%
  Geist Retail Centre                             Indianapolis              IN             72,348                 100%
  Woodfield Centre                                Indianapolis              IN             58,171                  92%
  Goshen Plaza                                    Gaithersburg              MD             45,546                  85%
  Auburn North Shopping Center                    Auburn                    WA            158,596                  94%
                                                                                 =================    =================
    Total Square Footage/Average % Occupied                                             1,239,165                  94%
                                                                                 =================    =================
    Number of properties:  16

                                                                                       # OF UNITS               % OCC.
MULTIFAMILY PORTFOLIO
  Overlook  Apartments                            Scottsdale                AZ                224                  95%
  Aspen Ridge                                     Colorado Springs          CO                196                  91%
  Stone Ridge At Vinings                          Atlanta                   GA                440                  89%
  Woodmere Trace                                  Duluth                    GA                220                  92%
  Crosscreek Apartments                           Indianapolis              IN                208                  95%
  Harcourt Club Apartments                        Indianapolis              IN                148                  93%
  Island Club Apartments                          Indianapolis              IN                314                  83%
  Arrowood Crossing I & II                        Charlotte                 NC                200                  93%
  The Chase (Commonwealth)                        Charlotte                 NC                132                  89%
  The Courtyard                                   Charlotte                 NC                 55                  89%
  The Landing On Farmhurst                        Charlotte                 NC                125                  97%
  Sharonridge I & II                              Charlotte                 NC                 75                  97%
  Wendover Glen                                   Charlotte                 NC                 96                  98%
  The Chase (Monroe)                              Monroe                    NC                120                  98%
  Willow Glen                                     Monroe                    NC                120                  97%
  Sabal Point I, II, & III                        Pineville                 NC                374                  92%


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

                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST         # OF UNITS               % OCC.
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY (continued)
  The Oaks                                        Raleigh                   NC                 88                  93%
  Sahara Gardens                                  Las Vegas                 NV                312                  94%
  Villas De Mission                               Las Vegas                 NV                226                  96%
  Players Club Of Brentwood                       Nashville                 TN                258                  97%
  Hunter's Chase                                  Austin                    TX                424                  96%
  Hunterwood                                      Austin                    TX                160                  96%
  Longspur                                        Austin                    TX                252                  98%
  Silver Vale Crossing                            Austin                    TX                336                  97%
  Walnut Creek Crossing Apartments                Austin                    TX                280                  96%
  Wind River Crossing                             Austin                    TX                352                  91%
  Bear Creek Crossing                             Houston                   TX                200                  95%
  Cypress Creek Apartments                        Houston                   TX                256                  98%
  North Park Crossing                             Houston                   TX                336                  96%
  Willow Brook Crossing                           Houston                   TX                208                  97%
  Park At Woodlake                                Houston                   TX                564                  93%
  Jefferson Creek                                 Irving                    TX                300                  89%
  Jefferson Place                                 Irving                    TX                424                  91%
  La Costa                                        Plano                     TX                462                  93%
  Bandera Crossing                                San Antonio               TX                204                  97%
  The Hollows                                     San Antonio               TX                432                  88%
  Vista Crossing                                  San Antonio               TX                232                  95%
                                                                                 ======================================
    Total Units/Average % Occupied                                                          9,353                  93%
                                                                                 ======================================
    Number of properties:  37




                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                  ADDITIONS AND DELETIONS TO PORFOLIOS DURING PERIOD
                                                   December 31, 1998
------------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                  DATE
------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

   NONE


DELETIONS:

OFFICE PORTFOLIO
   Hillcrest Office                               Fullerton                 CA             34,623              12/23/98
       Number of properties:  1

INDUSTRIAL PORTFOLIO
   Airport Perimeter                              College Park              GA            120,986               11/3/98
   Pinewood                                       Arlington                 TX             46,060              11/18/98
                                                                                 -----------------
       TOTALS                                                                             167,046
       Number of properties:  2

Total Number of Properties:  3


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


                                            GLENBOROUGH REALTY TRUST INCORPORATED
                                      QUARTERLY RECAP OF ACQUISITIONS AND DISPOSITIONS
                                                      December 31, 1998

------------------------------------------------------------------------------------------------------------------------------
                                              ACQUISITION              NUMBER OF
PORTFOLIO/PROPERTY                               COST                  PROPERTIES                  SQ. FEET              DATE
------------------------------------------------------------------------------------------------------------------------------

None



------------------------------------------------------------------------------------------------------------------------------
                                                 SALES                 NUMBER OF                  SQ. FEET/
PORTFOLIO/PROPERTY                               PRICE                 PROPERTIES                     ROOMS              DATE
------------------------------------------------------------------------------------------------------------------------------

Airport Perimeter                       $        4,700,000                 1                                          11/3/98
                                                                                                    120,986
Pinewood                                $        1,185,000                 1                                         11/18/98
                                                                                                     46,060
Hillcrest Office Plaza                  $        2,562,000                 1                                         12/23/98
                                                                                                     34,623
Country Suites - Tucson                 $        8,200,000                 1                                         12/30/98
                                                                                                        157
                                        ------------------------   -------------------   -------------------
                                        $        8,447,000                 4                        201,669    Square Feet

                                                                                                        157    Rooms


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



                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                        DECEMBER 31, 1998

                                                                                                                          Maturity
                                                                                                                            From
                                                           Debt        Interest      Interest         Maturity            12/31/98
Loan Type                                               Balance            Rate        Type             Date               (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
   Line of Credit                                 $  63,519,000          7.401%    LIBOR +1.625%         12/22/00            1.98
   Senior Unsecured Notes                           150,000,000          7.625%        Fixed              3/15/05            6.21

SECURED DEBT
Cross Collateralized Loans
   Secured by Fifteen Properties                    114,950,000          6.750%      Variable            12/20/99            0.97
   Secured by Three Properties                       53,469,000          6.750%        Fixed               9/1/00            1.67
   Secured by Eight  Properties                      13,220,000          7.570%        Fixed               1/1/06            7.00
   Secured by Four Properties                        14,309,000          7.570%        Fixed              5/10/07            8.36
   Secured by Three Properties                       15,650,000          6.950%        Fixed               7/1/08            9.50
   Secured by Eight Properties                       60,622,000          6.125%        Fixed             11/10/08            9.86
   Secured by Seven Properties                       47,063,000          6.125%        Fixed             11/10/08            9.86
   Secured by Nine Properties                        54,503,000          6.125%        Fixed             11/10/08            9.86
   Secured by Eleven Properties                      72,683,000          6.125%        Fixed             11/10/08            9.86
   Secured by Ten Properties                         58,942,000          7.500%        Fixed              10/1/22           23.75

Individually Secured Mortgages
   Office                                             2,067,000          8.180%      Variable             10/1/00            1.75
   Office                                             2,996,000          8.560%        Fixed              10/1/01            2.75
   Office                                             4,299,000          7.875%        Fixed              11/1/02            3.84
   Office                                            10,194,000          8.140%        Fixed              10/1/03            4.75
   Office                                            19,420,000          7.590%        Fixed             12/31/03            5.00
   Office                                            18,896,000          7.500%        Fixed               1/1/04            5.00
   Office                                             2,557,000          7.600%        Fixed              10/1/04            5.75
   Office                                            21,369,000          7.250%        Fixed              1/31/05            6.08
   Office                                             4,433,000          8.870%        Fixed               9/1/05            6.67
   Office                                               788,000          8.000%        Fixed               9/1/05            6.67
   Office                                            20,994,000          7.520%        Fixed              12/1/05            6.92

   Office/Flex                                        1,442,000          7.630%        Fixed              1/29/99            0.08
   Office/Flex                                        1,278,000          7.380%        Fixed              6/30/99            0.50
   Office/Flex                                        1,371,000          9.250%        Fixed              12/1/00            1.92
   Office/Flex                                        3,318,000          9.250%        Fixed               7/1/01            2.50
   Office/Flex                                        2,416,000          7.750%        Fixed               8/1/06            7.59
   Office/Flex                                        2,794,000          8.125%        Fixed               6/1/07            8.42
   Office/Flex                                          795,000          8.375%        Fixed              10/1/10           11.75
   Office/Flex                                          713,000          7.262%      Variable              5/1/17           18.34

   Industrial                                         9,782,000          8.050%        Fixed              4/10/04            5.28
   Industrial                                         3,890,000          8.250%        Fixed              11/1/06            7.84
   Industrial                                         4,764,000          6.950%        Fixed               7/1/08            9.50

   Retail                                             4,891,000          8.480%        Fixed             11/30/05            6.92
   Retail                                             5,019,000          8.470%        Fixed               1/1/07            8.00
   Retail                                             4,366,000          8.820%        Fixed               2/1/07            8.09

   Hotel                                              4,255,000          8.000%        Fixed               1/1/06            7.00

   Multifamily                                        7,500,000          7.250%      Variable            12/22/00            1.98
   Multifamily                                        3,800,000          7.835%        Fixed               9/1/05            6.67
   Multifamily                                       12,097,000          7.835%        Fixed               9/1/05            6.67
   Multifamily                                        6,287,000          7.835%        Fixed              10/1/05            6.75
   Multifamily                                        3,167,000          7.600%        Fixed              12/1/30           31.92
   Multifamily                                        3,109,000          7.600%        Fixed              12/1/30           31.92
   Multifamily                                        2,480,000          7.600%        Fixed              12/1/30           31.92
   Multifamily                                        2,292,000          7.600%        Fixed              12/1/30           31.92
   Multifamily                                        1,584,000          7.600%        Fixed              12/1/30           31.92
   Multifamily                                        1,014,000          7.850%        Fixed              12/1/30           31.92
   Multifamily                                          730,000          7.850%        Fixed              12/1/30           31.92
                                                 --------------- ---------------                                   ---------------

Total Debt/Weighted Interest Rate & Maturity       $922,097,000          7.082%                                              7.48
                                                 =============== ===============                                   ===============

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


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                        DECEMBER 31, 1998

                                                                                     Relative                   Weighted
                                                           Total                    Percentage                  Average
Debt Type                                                  Amount                  Of All Debt                    Rate
----------------------------------------------------------------------------------------------------------------------------------

All Debt                                                 922,097,000                  100.00%                      7.08%

Debt Summarized by Rate:
All Floating Rate Debt                                   188,749,000                   20.47%                      7.01%
   Floating Rate Debt Capped                             115,663,000                   12.54%                      6.75%
   Floating Rate Debt Not Capped                          73,086,000                    7.93%                      7.41%

All Fixed Rate Debt                                      733,348,000                   79.53%                      7.10%


Debt Summarized by Loan Type:
Total Unsecured Debt                                     213,519,000                   23.16%                      7.56%

Total Secured Debt                                       708,578,000                   76.84%                      6.94%
   Cross Collateralized Loans                            505,411,000                   54.81%                      6.60%
   Individually Secured Mortages                         203,167,000                   22.03%                      7.79%




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


                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                       CORPORATE SUMMARY
                                                       December 31, 1998

            For the Period:                                                1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

Net Income before Minority Interests    $ 2,594,000 $   4,639,000  $  4,958,000 $   9,139,000 $  21,330,000
  and extraordinary item
Plus:
  Depreciation and amortization           1,537,000     2,507,000     4,823,000     6,006,000    14,873,000
  Adjustment to reflect FFO of              623,000       248,000     (776,000)     1,205,000     1,300,000
    Associated Companies
  Loss on interest rate protection                -             -             -             -             -
    agreement
  Costs of terminated stock offering              -             -             -             -             -
Less:
  (Net gain) reduction in prior period            -     (570,000)        90,000     (284,000)       764,000
    gain on sales of real estate assets
  Gain on collection of note              (154,000)     (498,000)             -             -     (652,000)
    receivable and other
  Preferred stock dividend
Funds from operations (FFO) (1)           4,600,000     6,326,000     9,095,000    16,066,000    36,087,000
Plus:
  Amortization of deferred financing         64,000        64,000        46,000        47,000       221,000
    fees
Less:
  Capital reserve in excess of              110,000       220,000       204,000       748,000     1,282,000
    expenditures
  Capital expenditures (incl. T.I.'s &      421,000       541,000       853,000       876,000     2,691,000
   commissions)
Cash available for distribution (CAD)(1)$ 4,133,000 $   5,629,000     8,084,000 $  14,489,000 $  32,335,000

Cash flows from
  Operating Activities                      724,000     7,849,000     8,739,000     6,766,000    24,078,000
  Investing Activities (3)                (990,000)  (12,309,000) (248,921,000) (196,241,000) (569,242,000)
  Financing Activities (4)               41,514,000    75,990,000   239,600,000   191,775,000   548,879,000

Ratio of earnings to fixed charges             2.64          3.08          2.89          3.81          3.21
  (includes depreciation) (1)
Ratio of earnings to fixed charges and         2.64          3.08          2.89          3.81          3.21
   preferred dividends (1)
   (includes depreciation)
Debt coverage ratio                            3.27          3.43          4.40          4.78          4.14
Interest coverage ratio                        3.68          3.84          4.83          5.65          4.70

Cumulative capital reserves in excess        56,000       276,000       480,000     1,228,000     1,228,000
  of expenditures

---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------
EBIDA (including G & A expenses)

  Combined total                        $ 5,550,000 $   8,304,000    12,413,000 $  18,114,000 $  44,381,000
  Compounded growth from same period          86.7%        181.0%        274.1%        260.3%        210.9%
    prior year

  Net Operating Income (NOI)-Property
    Level (2)
  Same property                         $ 4,584,000 $   3,651,000     7,191,000 $  14,219,000 $  29,645,000
  Growth from same period prior year           7.0%          5.4%          3.1%          9.0%          6.2%

Tenant retention % (commercial                80.2%         38.8%         55.6%         50.7%         52.9%
  portfolio)
Net Income excluding extraordinary        2,363,000     4,241,000     4,898,000     8,709,000    20,211,000
  items
Net Income including extraordinary        2,363,000     4,241,000     4,898,000     7,866,000    19,368,000
  items

(1) Fixed charges INCLUDE DEPRECIATION as an expense.  Please see the Glossary of Terms for a definition and other related disclosure.
(2) Reflects the performance of 88 of the 183 properties in the current portfolio and excludes hotels from the same store calculation.
(3) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(4) Includes proceeds from issuance of stock and debt, debt repayments and distributions.





                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                        CORPORATE SUMMARY
                                                        December 31, 1998

            For the Period:                                                   1998
                                          ---------------------------------------------------------------------
                                                                                                          Year
                                              1st Qtr       2nd Qtr        3rd Qtr      4th Qtr        To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------

Net Income before Minority Interests    $  12,891,000 $  14,517,000 $  11,145,000 $ $ 9,999,000 $   48,552,000
  and extraordinary item
Plus:
  Depreciation and amortization            10,009,000    10,934,000    14,309,000    14,782,000     50,034,000
  Adjustment to reflect FFO of                210,000       174,000     1,163,000       633,000      2,180,000
    Associated Companies
  Loss on interest rate protection                  -             -             -     4,323,000      4,323,000
    agreement
  Costs of terminated stock offering                -             -             -       247,000        247,000
Less:
  (Net gain) reduction in prior period    (1,446,000)     (693,000)       250,000   (2,907,000)    (4,796,000)
    gain on sales of real estate assets
  Gain on collection of note                        -             -             -             -              0
    receivable and other
  Preferred stock dividend                (3,910,000)   (5,570,000)   (5,570,000)   (5,570,000)   (20,620,000)
Funds from operations (FFO) (1)            17,754,000    19,362,000    21,297,000    21,507,000     79,920,000
Plus:
  Amortization of deferred financing          418,000       174,000       406,000       565,000      1,563,000
    fees
Less:
  Capital reserve in excess of              1,088,000       330,000        69,000   (2,440,000)      (953,000)
    expenditures
  Capital expenditures (incl. T.I.'s &      1,122,000     2,870,000     3,789,000     6,298,000     14,079,000
   commissions)
Cash available for distribution (CAD)(1)$  15,962,000 $  16,336,000 $  17,845,000 $ $18,214,000 $   68,357,000

Cash flows from
  Operating Activities                     15,327,000    17,327,000    34,023,000     9,744,000     76,421,000
  Investing Activities (3)              (383,526,000) (185,908,000)  (64,432,000)    20,026,000  (613,840,000)
  Financing Activities (4)                369,795,000   195,000,000     4,705,000  (32,794,000)    536,706,000

Ratio of earnings to fixed charges               2.41          2.46          1.60          1.54           1.87
  (includes depreciation) (1)
Ratio of earnings to fixed charges and           1.69          1.57          1.21          1.17           1.36
   preferred dividends (1)
   (includes depreciation)
Debt coverage ratio                              3.24          3.26          2.28          2.25           2.60
Interest coverage ratio                          3.51          3.62          2.56          2.55           2.91

Cumulative capital reserves in excess       2,316,000     2,646,000     2,715,000       275,000        275,000
  of expenditures

---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
---------------------------------------------------------------------------------------------------------------
EBIDA (including G & A expenses)

  Combined total                        $  30,599,000 $  34,465,000 $  42,617,000 $ $42,880,000 $  150,561,000
  Compounded growth from same period           451.3%        315.0%        243.3%        136.7%         239.2%
    prior year

Net Operating Income (NOI)-Property
 Level (2)
  Same property                         $   4,796,000 $   3,933,000 $   7,571,000 $ $15,108,000 $   31,408,000
  Growth from same period prior year             4.6%          7.7%          5.3%          6.3%           6.0%

Tenant retention % (commercial                  64.1%         63.6%         46.1%         59.0%          59.1%
  portfolio)
Net Income excluding extraordinary         12,213,000    13,921,000    10,510,000     9,358,000     46,002,000
  items
Net Income including extraordinary         12,213,000    13,921,000    10,510,000     7,958,000     44,602,000
  items

(1) Fixed charges INCLUDE DEPRECIATION as an expense.  Please see the Glossary of Terms for a definition and other related disclosure.
(2) Reflects the performance of 88 of the 183 properties in the current portfolio and excludes hotels from the same store calculation.
(3) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(4) Includes proceeds from issuance of stock and debt, debt repayments and distributions.



                                           GLENBOROUGH REALTY TRUST INCORPORATED
                                                     CORPORATE SUMMARY
                                                     December 31, 1998

          For the Period:                                                1997
                                    -----------------------------------------------------------------------
                                                                                                      Year
                                         1st Qtr       2nd Qtr        3rd Qtr        4th Qtr       To Date
-----------------------------------------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------------------------------------
Basic weighted average shares         10,089,331    13,188,504     19,395,779     29,033,945     17,982,817
  outstanding for EPS
Diluted wtd avg shares outstanding    10,256,129    13,432,442     21,132,947     31,450,823     19,517,543
  for EPS
Diluted wtd avg shares for            10,935,951    14,466,852     21,194,507     31,512,511     19,688,489
  calculation of FFO and CAD
Diluted CAD per share               $       0.38 $        0.39 $         0.38 $         0.46  $        1.64
Basic net income per share before   $       0.23 $        0.32 $         0.25 $         0.30  $        1.12
  extraordinary items available to
  common shareholders (1)
Diluted net income per share        $       0.23 $        0.32 $         0.24 $         0.29  $        1.09
  before extraordinary items
  available to common shareholders(1)

FFO multiplier (Price/FFO)                 11.90         14.35          16.10          14.52          16.19

Total dividends (common shares and  $  4,541,000 $   6,863,000 $   10,690,000 $   14,243,000     36,337,000
  OP units)
Dividend per share                  $       0.32 $        0.32 $         0.32 $         0.42           1.38
Dividend payout ratio (CAD)                84.2%         82.1%          84.2%          91.3%          84.1%

Total Preferred Dividends                      -             -              -              -              -
Preferred Dividends per share                  -             -              -              -              -

Total notes and mortgages payable     59,007,000   152,681,000    257,445,000    228,299,000    228,299,000

Preferred Stock at Par Value                   -             -              -              -              -

Total market capitalization  (2)      335,120,716  511,004,053    869,525,089   1,232,961,514 1,232,961,514
Percent increase from same period           175%          319%           491%           379%           379%
  prior year

Debt/Total market capitalization           17.6%         29.9%          29.6%          18.5%          18.5%

Preferred shares outstanding (at               -             -              -              -              -
  end of period)
Price per share on last trading day            -             -              -              -              -

Common shares outstanding (at end     13,161,553    13,194,692     20,174,692     31,547,256     31,547,256
  of period)
Common shares and OP Units            13,805,673    14,191,009     22,106,739     33,912,665     33,912,665
  outstanding (at end of period)
Fully converted common shares and     13,805,673    14,191,009     22,106,739     33,912,665     33,912,665
  OP units (at end of period) (3)
Price per share on last trading day $      20.00 $       25.25 $        27.69 $        29.63          29.63

-----------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respecti number of common shares outstanding; therefore; the sum of the quarterly income per share data may not per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.




                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                                CORPORATE SUMMARY
                                                                December 31, 1998

          For the Period:                                                    1998
                                      ------------------------------------------------------------------------
                                                                                                          Year
                                           1st Qtr         2nd Qtr        3rd Qtr       4th Qtr        To Date
--------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------
Basic weighted average shares           31,548,706      31,648,041     31,703,963    31,743,924     31,661,810
  outstanding for EPS
Diluted wtd avg shares outstanding      34,372,364      34,868,905     36,261,228    36,191,009     35,576,210
  for EPS
Diluted wtd avg shares for              34,372,364      34,868,905     36,261,228    36,191,009     35,576,210
  calculation of FFO and CAD
Diluted CAD per share               $         0.46  $         0.47 $         0.49          0.50 $         1.92
Basic net income per share before   $         0.26  $         0.26 $         0.16          0.12 $         0.80
  extraordinary items available to
  common shareholders (1)
Diluted net income per share        $         0.26  $         0.26 $         0.15          0.12 $         0.80
  before extraordinary items
  available to common shareholders(1)

FFO multiplier (Price/FFO)                   14.00           11.77           9.00          8.63           9.06

Total dividends (common shares and  $   14,246,000  $   14,587,000 $   15,108,000    15,110,000 $   59,051,000
  OP units)
Dividend per share                  $         0.42  $         0.42 $         0.42          0.42 $         1.68
Dividend payout ratio (CAD)                  91.3%           89.4%          85.7%         84.0%          87.5%

Total Preferred Dividends           $    3,910,000  $    5,570,000 $    5,570,000     5,570,000 $   20,620,000
Preferred Dividends per share                 0.34(4)         0.48           0.48          0.48           1.78

Total notes and mortgages payable      442,415,000     868,406,000    935,244,000   922,097,000    922,097,000

Preferred Stock at Par Value           287,500,000     287,500,000    287,500,000   287,500,000    287,500,000

Total market capitalization  (2)      1,717,807,011  2,092,990,707  1,987,128,281 1,942,624,320  1,942,624,320
Percent increase from same period             413%            310%           129%           58%            58%
  prior year

Debt/Total market capitalization             25.8%           41.5%          47.1%         47.5%          47.5%

Preferred shares outstanding (at        11,500,000      11,500,000     11,500,000    11,500,000     11,500,000
  end of period)
Price per share on last trading day $        26.13  $        24.38 $        20.38         18.25 $        18.25

Common shares outstanding (at end       31,549,756      31,685,322     31,737,286    31,758,915     31,758,915
  of period)
Common shares and OP Units              33,919,039      35,529,278     35,971,025    35,976,801     35,976,801
  outstanding (at end of period)
Fully converted common shares and       42,676,273      44,286,512     44,728,259    44,734,035     44,734,035
  OP units (at end of period) (3)
Price per share on last trading day $        29.13  $        26.38 $        21.25         20.38 $        20.38

-----------------------------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                    OFFICE PORTFOLIO
                                                    December 31, 1998

            For the Period:                                                 1997
                                        --------------------------------------------------------------------
                                                                                                     Year
                                            1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
 Revenue                               $  2,342,654  $ 2,371,488  $  5,960,948  $ 10,496,595  $ 21,171,685
 Operating expenses                       1,082,311    1,111,476     2,600,440     3,925,100    8,719,327
 NOI                                      1,260,343    1,260,012     3,360,508     6,571,495    12,452,358
 Growth from same period prior year            9.0%        -4.3%          7.2%          9.4%         7.0%

Combined Total
 Revenue                               $  2,342,654  $ 4,268,632  $  7,597,307  $ 10,862,358  $ 25,070,951
 Operating expenses                       1,082,311    1,939,135     2,960,056     4,004,799    9,986,301
 NOI                                      1,260,343    2,329,497     4,637,251     6,857,559    15,084,650
 Growth from same period prior year (3)      548.9%       948.1%        646.8%        485.6%       583.1%

 Capital expenditures (excludes TI &   $     19,663  $    51,787  $    188,196  $     51,995  $   311,641
  CLC)
 Weighted average leaseable sq ft           642,323    1,088,395     1,754,151     2,495,818    1,495,172
 Capital expenditures per leaseable            0.03         0.05          0.11          0.02         0.21
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
 Occupancy                                    93.4%        92.0%         95.1%         94.0%        94.0%

 Average effective rent per occupied          13.68        14.28         14.92         15.81        15.81
  sq ft
 Increase from same period prior year          3.9%         7.9%          4.8%          9.6%         9.6%

 Revenue per occupied square foot             15.61        16.05         17.32         18.70        18.70
 Increase from same period prior year          3.1%         6.3%          2.4%          9.9%         9.9%

Combined Total
 Occupancy                                    93.4%        93.4%         95.2%         93.1%        93.1%

 Average effective rent per occupied          13.68        13.75         15.88         15.81        15.81
  sq ft
 Increase from same period prior year          4.6%         6.2%         20.5%         16.1%        16.1%

 Revenue per occupied square foot             15.61        16.67         18.47         18.15        18.15
 Increase from same period prior year         13.5%        22.5%         21.8%         18.0%        18.0%

-------------------------------------------------------------------------------------------------------------

(1)  Numbers exclude corporate headquarters building.
(2)  Reflects performance of 27 of the 54 properties in the current portfolio.
(3)  Reflects acquisition activity.



                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                          OFFICE PORTFOLIO
                                                          December 31, 1998

            For the Period:                                                1998
                                          -------------------------------------------------------------------
                                                                                                      Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
 Revenue                              $  2,584,425  $ 2,541,816  $  6,521,473  $ 10,928,220  $  22,575,934
 Operating expenses                      1,130,202    1,154,046     2,926,755     3,776,926      8,987,929
 NOI                                     1,454,223    1,387,770     3,594,718     7,151,294     13,588,005
 Growth from same period prior year          15.4%        10.1%          7.0%          8.8%          10.3%

Combined Total
 Revenue                              $ 25,818,923  $ 29,635,839 $ 30,712,868  $ 29,530,298  $ 115,697,928
 Operating expenses                      9,482,761    10,889,688   12,122,361    10,927,738     43,422,548
 NOI                                    16,336,162    18,746,151   18,590,507    18,602,560     72,275,380
 Growth from same period prior year(3)     1196.2%       704.7%        300.9%        171.3%         379.1%

 Capital expenditures (excludes TI &  $    198,608  $   259,273  $    583,973  $    645,526  $   1,687,380
  CLC)
 Weighted average leaseable sq ft        5,686,523    6,482,993     6,880,581     8,449,912      6,875,002
 Capital expenditures per leaseable           0.03         0.04          0.08          0.08           0.25
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
 Occupancy                                   93.1%        93.4%         95.4%         94.1%          94.1%

 Average effective rent per occupied         14.60        14.56         14.94         16.24          16.24
  sq ft
 Increase from same period prior year         6.8%         2.0%          0.1%          2.7%           2.7%

 Revenue per occupied square foot            17.28        16.93         18.86         19.64          19.64
 Increase from same period prior year        10.7%         5.5%          8.9%          5.0%           5.0%

Combined Total
 Occupancy                                   95.7%        94.9%         93.8%         92.1%          92.1%

 Average effective rent per occupied         14.77        15.68         15.68         16.04          16.04
  sq ft
 Increase from same period prior year         8.0%        14.0%         -1.2%          1.4%           1.4%

 Revenue per occupied square foot            18.69        19.27         19.03         18.71          18.71
 Increase from same period prior year        19.7%        15.6%          3.0%          3.1%           3.1%

-----------------------------------------------------------------------------------------------------------------------------------

(1)  Numbers exclude corporate headquarters building.
(2)  Reflects performance of 27 of the 54 properties in the current portfolio.
(3)  Reflects acquisition activity.



                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                   OFFICE PORTFOLIO
                                                   December 31, 1998

            For the Period:                                                 1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW (1)
-------------------------------------------------------------------------------------------------------------
Square footage leased                           8,505       12,272        14,786        22,684       58,247
Rental dollars                           $    181,092  $   226,705  $    254,294  $    412,845  $ 1,074,936
Average base rent per sq ft                     21.29        18.47         17.20         18.20        18.45

Concessions                                    10,086            -         6,982         8,128       25,196
Concessions per sq ft leased                     1.19            -          0.47          0.36         0.43

Tenant improvements (TI) committed             53,680       75,700        94,316       119,422      343,118
TI committed per sq ft leased                    6.31         6.17          6.38          5.26         5.89
TI spent                                       57,688       77,223        47,430       152,172      334,513

Capitalized leasing commissions (CLC)          18,499       20,475        48,819        77,204      164,997
  committed
CLC committed per square foot leased             2.18         1.67          3.30          3.40         2.83
CLC spent                                      37,133       26,029        34,423        84,013      181,599
CLC and TI committed per sq ft leased            8.49         7.84          9.68          8.67         8.72

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-------------------------------------------------------------------------------------------------------------
Tenant Retention                                  71%          36%           78%           65%          65%
Square footage leased                          22,570       15,144        32,603        45,790      116,107
Rental dollars                           $    350,087  $   229,914  $    547,472  $    864,156  $ 1,991,629
Average base rent                               15.51        15.18         16.79         18.87        17.15
 Increase in effective rents from               36.2%        12.8%          5.9%         16.5%        17.9%
  renewals

Concessions                                         -          650             -         9,295        9,945
Concessions per square foot leased                  -         0.04             -          0.20         0.09

Tenant improvements (TI) committed             64,036       35,168       126,192       159,169      384,565
TI committed per square foot leased              2.84         2.32          3.87          3.48         3.31
TI spent                                       40,125       18,759       147,769       105,999      312,652

Capitalized leasing commissions (CLC)           9,357        6,661         6,987        58,061       81,066
  committed
CLC committed per square foot leased             0.41         0.44          0.21          1.27         0.70
CLC spent                                       9,230        8,214         6,730       (3,400) (2)   20,774
CLC and TI committed per sq ft leased            3.25         2.76          4.08          4.74         4.01

-------------------------------------------------------------------------------------------------------------------------------

(1)  Numbers exclude corporate headquarters building.
(2)  Reflects reversal of prior quarter leasing commission.




                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                 OFFICE PORTFOLIO
                                                                December 31, 1998

            For the Period:                                                 1998
                                           -------------------------------------------------------------------
                                                                                                         Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW (1)
--------------------------------------------------------------------------------------------------------------
Square footage leased                          31,839       34,380        58,242        72,716        197,177
Rental dollars                           $    605,370  $   649,340  $  1,134,298  $  1,352,406  $   3,741,414
Average base rent per sq ft                     19.01        18.89         19.48         18.60          18.97

Concessions                                         -       17,195             -         5,727         22,922
Concessions per sq ft leased                        -         0.50             -          0.08           0.12

Tenant improvements (TI) committed            283,512      219,172       467,621       787,288      1,757,593
TI committed per sq ft leased                    8.90         6.37          8.03         10.83           8.91
TI spent                                      169,226      708,606       225,229       626,285      1,729,346

Capitalized leasing commissions (CLC)         108,223       94,647       262,254       291,275        756,399
  committed
CLC committed per square foot leased             3.40         2.75          4.50          4.01           3.84
CLC spent                                      73,867      192,606       119,100       412,574        798,147
CLC and TI committed per sq ft leased           12.30         9.13         12.53         14.83          12.75

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:RENEWAL/EXPANSION (1)
--------------------------------------------------------------------------------------------------------------
Tenant Retention                                  67%          80%           57%           58%          66.0%
Square footage leased                          47,942      141,359        84,451       108,975        382,727
Rental dollars                           $    828,478  $ 2,458,601  $  1,590,742  $  2,321,566  $   7,199,387
Average base rent                               17.28        17.39         18.84         21.30          18.81
 Increase in effective rents from                9.7%        24.3%         33.3%         18.5%          21.5%
  renewals

Concessions                                     4,686            -         5,394           558         10,638
Concessions per square foot leased               0.10            -          0.06          0.01           0.03

Tenant improvements (TI) committed            123,290      617,865       302,318       454,606      1,498,079
TI committed per square foot leased              2.57         4.37          3.58          4.17           3.91
TI spent                                       90,454      349,372       198,206       724,675      1,362,707

Capitalized leasing commissions (CLC)          35,179      230,093        61,732        69,789        396,793
  committed
CLC committed per square foot leased             0.73         1.63          0.73          0.64           1.04
CLC spent                                      18,659      144,300        74,289       135,725        372,973
CLC and TI committed per sq ft leased            3.30         6.00          4.31          4.81           4.95

--------------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarters building.
(2) Reflects reversal of prior quarter leasing commission.



                                           GLENBOROUGH REALTY TRUST INCORPORATED
                                                    OFFICE/FLEX PORTFOLIO
                                                      December 31, 1998

            For the Period:                                              1997
                                        -----------------------------------------------------------------
                                                                                                     Year
                                            1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------
Same-Property (1)
 Revenue                                 $  385,324   $  381,422   $ 1,586,001   $ 4,626,159  $ 6,978,906
 Operating expenses                         104,172      107,620       532,083     1,408,320    2,152,195
 NOI                                        281,152      273,802     1,053,918     3,217,839    4,826,711
 Growth from same period prior year           32.4%        32.6%        -41.3%        -35.8%        -5.5%

Combined Total
 Revenue                                 $  385,324   $1,429,963   $ 2,417,606   $ 6,121,363    10,354,256
 Operating expenses                         104,172      398,932       765,416     1,793,850     3,062,370
 NOI                                        281,152    1,031,031     1,652,190     4,327,513     7,291,886
 Growth from same period prior year (2)      137.6%      1204.2%       4454.0%       1600.0%       1393.5%

 Capital expenditure (excludes TI &      $        -   $      498   $    16,804   $    21,713  $     39,015
  CLC)
 Weighted average leaseable sq ft           247,506      904,914     1,424,566     3,133,998     1,427,746
 Capital expenditures per leaseable            0.00         0.00          0.01          0.01          0.03
  sq ft

----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------------------------------------------------------------------------
Same-Property (1)
 Occupancy                                    95.7%        93.5%         94.2%         93.7%         93.7%

 Average effective rent per occupied           5.58         5.63          6.70          6.66          6.66
  sq ft
 Increase from same period prior year          9.3%        12.0%        -12.0%          9.7%          9.7%

 Revenue per occupied square foot              6.51         6.59          7.17          8.10          8.10
 Increase from same period prior year          4.9%        45.8%        -17.1%          5.7%          5.7%

Combined Total
 Occupancy                                    95.7%        86.5%         95.0%         91.3%         91.3%

 Average effective rent per occupied           5.58         6.82          6.30          7.17          7.17
  sq ft
 Increase from same period prior year        -13.7%        21.8%          6.7%         30.5%         30.5%

 Revenue per occupied square foot              6.51         7.47          7.43          8.69          8.69
 Increase from same period prior year         -4.4%        33.5%         21.2%         31.5%         31.5%

-----------------------------------------------------------------------------------------------------------

(1)  Reflects performance of 30 of the 49 properties in the current portfolio.
(2)  Reflects acquisition activity.




                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                                          OFFICE/FLEX PORTFOLIO
                                                            December 31, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------
Same-Property (1)
 Revenue                              $    391,142   $  394,584   $ 1,593,043   $ 4,887,415  $  7,266,184
 Operating expenses                        121,748      130,429       588,988     1,553,197     2,394,362
 NOI                                       269,394      264,155     1,004,055     3,334,218     4,871,822
 Growth from same period prior year          -4.2%        -3.5%         -4.7%          3.6%         -2.2%

Combined Total
 Revenue                              $  8,578,557   $ 9,015,232  $  9,469,146  $  9,924,488 $ 36,987,423
 Operating expenses                      2,569,126     2,681,086     2,915,212     2,732,702   10,898,126
 NOI                                     6,009,431     6,334,146     6,553,934     7,191,786   26,089,297
 Growth from same period prior year(2)     2037.4%        514.4%        296.7%         66.2%       257.8%

 Capital expenditure (excludes TI &   $     39,005   $   118,497  $    344,245  $    262,893 $    764,640
  CLC)
 Weighted average leaseable sq ft        3,962,346     3,978,774     4,536,877     4,560,519    4,259,629
 Capital expenditures per leaseable           0.01          0.03          0.08          0.06         0.18
  sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------
Same-Property (1)
 Occupancy                                   91.8%         84.5%         90.9%         91.9%        91.9%
 Average effective rent per occupied          6.20          5.96          6.81          6.99         6.99
  sq ft
 Increase from same period prior year        11.0%          5.7%          1.5%          5.0%         5.0%

 Revenue per occupied square foot             6.88          7.55          7.47          8.90         8.90
 Increase from same period prior year         5.8%         14.5%          4.1%          9.9%         9.9%

Combined Total
 Occupancy                                   93.2%         91.9%         92.0%         90.2%        90.2%
 Average effective rent per occupied          7.43          7.48          7.40          7.61         7.61
  sq ft
 Increase from same period prior year        33.2%          9.7%         17.5%          6.2%         6.2%

 Revenue per occupied square foot             9.37          9.70          9.06          9.65         9.65
 Increase from same period prior year        43.9%         29.8%         22.0%         11.1%        11.1%

-------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 30 of the 49 properties in the current portfolio.
(2) Reflects acquisition activity.




                                                   GLENBOROUGH REALTY TRUST INCORPORATED
                                                            OFFICE/FLEX PORTFOLIO
                                                              December 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                               -        2,634         5,178        24,551       32,363
Rental dollars                          $           -  $    25,666  $     29,152  $    200,570  $   255,388
Average base rent per sq ft                         -         9.74          5.63          8.17         7.89

Concessions                                         -            -         2,382         4,027        6,409
Concessions per sq ft leased                        -            -          0.46          0.16         0.20

Tenant improvements (TI) committed                  -       52,000         2,076        39,310       93,386
TI committed per sq ft leased                       -        19.74          0.40          1.60         2.89
TI spent                                            -       58,829        95,755       171,051      325,635

Capitalized leasing commissions (CLC)               -        6,358         2,076        26,005       34,439
  committed
CLC committed per square foot leased                -         2.41          0.40          1.06         1.06
CLC spent                                       1,515        7,440        11,539        17,401       37,895
CLC and TI committed per sq ft leased               -        22.16          0.80          2.66         3.95

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------
Tenant Retention                                   0%          73%           42%           45%          49%
Square footage leased                               -       18,000         8,257        80,038      106,295
Rental dollars                           $          -  $   119,578  $     57,403  $    551,681  $   728,662
Average base rent                                   -         6.64          6.95          6.89         6.86
Increase in effective rents from                   0%        52.2%         23.6%         15.6%        22.9%
  renewals

Concessions                                         -            -             -        11,677       11,677
Concessions per square foot leased                  -            -             -          0.09         0.07

Tenant improvements (TI) committed                  -        8,000        43,004        91,055      142,059
TI committed per sq ft leased                       -         0.44          5.21          1.14         1.34
TI spent                                            -            -         1,029        35,352       36,381

Capitalized leasing commissions (CLC)               -        5,359         9,174        14,151       28,684
  committed
CLC committed per sq ft leased                      -         0.30          1.11          0.18         0.27
CLC spent                                           -            -         4,549        13,491       18,040
CLC and TI committed per sq ft leased               -         0.74          6.32          1.31         1.61




                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                                           OFFICE/FLEX PORTFOLIO
                                                             December 31, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------
Square footage leased                         33,216      115,635        65,275        95,677      309,803
Rental dollars                          $    320,823  $ 1,175,744  $    841,254  $    975,920  $ 3,313,741
Average base rent per sq ft                     9.66        10.17         12.89         10.20        10.70

Concessions                                   15,618        4,432        18,217         5,103       43,370
Concessions per sq ft leased                    0.47         0.04          0.28          0.05         0.14

Tenant improvements (TI) committed           140,072      869,942       250,319       697,389    1,957,722
TI committed per sq ft leased                   4.22         7.52          3.83          7.29         6.32
TI spent                                      61,216      289,840       922,362       645,911    1,919,329

Capitalized leasing commissions (CLC)         70,168      292,089       125,560       242,586      730,403
  committed
CLC committed per square foot leased            2.11         2.53          1.92          2.54         2.36
CLC spent                                     46,414      236,114       171,611       305,360      759,499
CLC and TI committed per sq ft leased           6.33        10.05          5.75          9.83         8.68

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------
Tenant Retention                                 58%          60%           38%           51%          53%
Square footage leased                        120,102      228,825        80,316       137,444      566,687
Rental dollars                          $    773,215  $ 1,674,685  $    733,186  $  1,245,199  $ 4,426,285
Average base rent                               6.44         7.32          9.13          9.06         7.81
Increase in effective rents from               47.1%        21.1%         21.5%         27.5%        29.3%
  renewals

Concessions                                    1,047       23,784             -             -       24,831
Concessions per square foot leased              0.01         0.10             -             -         0.04

Tenant improvements (TI) committed            38,171      494,154        80,010        98,476      710,811
TI committed per sq ft leased                   0.32         2.16          1.00          0.72         1.25
TI spent                                      57,687      115,201        48,294       131,297      352,479

Capitalized leasing commissions (CLC)         31,559      145,150        37,699        14,807      229,215
  committed
CLC committed per sq ft leased                  0.26         0.63          0.47          0.11         0.40
CLC spent                                     25,036      143,707        18,933        13,453      201,129
CLC and TI committed per sq ft leased           0.58         2.79          1.47          0.83         1.65






                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                       INDUSTRIAL PORTFOLIO
                                                        December 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------
Same-Property (1)
  Revenue                               $  1,050,168  $ 1,077,035  $  1,406,933  $  2,571,724  $ 6,105,860
  Operating expenses                         165,417      165,290       265,691       548,573    1,144,971
  NOI                                        884,751      911,745     1,141,242     2,023,151    4,960,889
  Growth from same period prior year           10.7%         0.6%         -1.4%         -2.2%         1.7%

Combined Total
  Revenue                               $  1,050,168  $ 1,390,927  $  1,797,234  $  3,082,351  $ 7,320,680
  Operating expenses                         175,205      249,393       358,614       676,169    1,459,381
  NOI                                        874,963    1,141,534     1,438,620     2,406,182    5,861,299
  Growth from same period prior year(2)        28.8%        54.2%         96.5%        176.4%        93.9%

  Capital expenditure (excludes TI &    $     54,415  $    11,334  $        440  $    111,761  $   177,951
   CLC)
  Weighted average leaseable sq ft         1,778,862    1,950,911     2,329,463     3,269,372    2,332,152
  Capital expenditures per leaseable            0.03         0.01          0.01          0.03         0.08
   sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------
Same-Property (1)
  Occupancy                                    99.3%        99.3%         99.4%         98.6%        98.6%

  Average effective rent per occupied           2.32         2.34          2.69          3.22         3.22
   sq ft
  Increase from same period prior year          8.0%         1.2%         -0.8%         -0.1%        -0.1%

  Revenue per occupied sq ft                    2.38         2.44          2.78          3.79         3.79
  Increase from same period prior year          7.7%         3.2%         -3.5%         -0.6%        -0.6%

Combined Total (2)
  Occupancy                                    99.3%        99.4%         98.9%         97.4%        97.4%

  Average effective rent per occupied           2.32         2.74          3.29          3.36         3.36
   sq ft
  Increase from same period prior year          9.5%        19.9%         44.5%         39.5%        39.5%

  Revenue per occupied sq ft                    2.38         2.98          3.70          3.89         3.89
  Increase from same period prior year          9.3%        31.5%         57.8%         62.0%        62.0%

-------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 19 of the 30 properties in the current portfolio.
(2) Reflects acquisition activity.






                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                             INDUSTRIAL PORTFOLIO
                                                              December 31, 1998

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------
Same-Property (1)
  Revenue                               $  1,088,532  $ 1,134,429  $  1,523,990  $  2,607,690  $ 6,354,641
  Operating expenses                         165,713      203,122       328,467       512,824    1,210,126
  NOI                                        922,819      931,307     1,195,523     2,094,866    5,144,515
  Growth from same period prior year            4.3%         2.1%          4.8%          3.5%         3.7%

Combined Total
  Revenue                               $  3,293,416  $ 3,478,946  $  4,665,760  $  4,665,508  $16,103,630
  Operating expenses                         799,898      850,802     1,119,123       838,660    3,608,483
  NOI                                      2,493,518    2,628,144     3,546,637     3,826,848   12,495,147
  Growth from same period prior year(2)       185.0%       130.2%        146.5%         59.0%       113.2%

  Capital expenditure (excludes TI &    $     10,239  $    34,349  $     60,006  $     39,649  $   144,243
   CLC)
  Weighted average leaseable sq ft         3,315,654    3,430,898     4,265,126     4,098,080    3,777,440
  Capital expenditures per leaseable            0.00         0.01          0.01          0.01         0.04
   sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------
Same-Property (1)
  Occupancy                                    96.7%       100.0%         97.7%         98.0%        98.0%

  Average effective rent per occupied           2.44         2.43          2.87          3.36         3.36
   sq ft
  Increase from same period prior year          5.4%         4.0%          6.5%          4.4%         4.4%

  Revenue per occupied sq ft                    2.53         2.55          3.07          3.87         3.87
  Increase from same period prior year          6.5%         4.6%         10.2%          2.0%         2.0%

Combined Total (2)
  Occupancy                                    96.1%        97.0%         96.0%         98.0%        98.0%

  Average effective rent per occupied           3.35         3.46          3.92          3.91         3.91
   sq ft
  Increase from same period prior year         44.7%        26.3%         19.0%         16.5%        16.5%

  Revenue per occupied sq ft                    4.08         4.14          4.56          4.71         4.71
  Increase from same period prior year         71.5%        38.9%         23.2%         21.1%        21.1%

--------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 19 of the 30 properties in the current portfolio.
(2) Reflects acquisition activity.



                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                       INDUSTRIAL PORTFOLIO
                                                        December 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------------
Square footage leased                               -       55,248             -        12,758       68,006
Rental dollars                           $          -  $   168,511  $          -  $     39,550  $   208,061
Average base rent per sq ft                         -         3.05             -          3.10         3.06

Concessions                                         -       15,429             -             -       15,429
Concessions per sq ft leased                        -         0.28             -             -         0.23

Tenant improvements (TI) committed                  -       30,551             -         7,818       38,369
TI committed per sq ft leased                      -          0.55             -          0.61         0.56
TI spent                                        1,534        3,210        31,749         3,799       40,292

Capitalized leasing commissions (CLC)               -       50,518             0        11,864       62,382
  committed
CLC committed per sq ft leased                      -         0.91             0          0.93         0.92
CLC spent                                       8,469       26,298        24,813         6,657       66,237

CLC and TI committed per sq ft leased               -         1.47             0          1.54         3.01

----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------------
Tenant Retention                                 100%          31%           39%           48%          48%
Square footage leased                          41,372       36,999        14,832        36,846      130,049
Rental dollars                           $    142,971  $   108,576  $     45,979  $    179,560  $   477,086
Average base rent                                3.46         2.93          3.10          4.87         3.67
Increase in effective rents from                14.8%        36.4%         45.5%         14.7%        27.9%
renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft leased                        -            -             -             -            -

Tenant improvements (TI) committed             79,216        3,239         6,680           600       89,735
TI committed per sq ft leased                    1.91         0.09          0.45          0.02         0.69
TI spent                                            -       81,874             -         6,394       88,268

Capitalized leasing commissions (CLC)          21,923       14,947         5,518         2,189       44,577
  committed
CLC committed per sq ft leased                   0.53         0.40          0.37          0.06         0.34
CLC spent                                       2,019       33,368             -         5,001       40,388
CLC and TI committed per sq ft leased            2.44         0.49          0.82          0.08         1.03

----------------------------------------------------------------------------------------------------------------

(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.




                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                               INDUSTRIAL PORTFOLIO
                                                                December 31, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------
Square footage leased                         11,205       48,000             -        46,849      106,054
Rental dollars                          $     39,218  $   184,320  $          -  $    246,310  $   469,848
Average base rent per sq ft                     3.50         3.84             -          5.26         4.43

Concessions                                        -            -             -        29,142       29,142
Concessions per sq ft leased                       -            -             -          0.62         0.27

Tenant improvements (TI) committed            41,648            -             -       225,255      266,903
TI committed per sq ft leased                   3.72 (1)        -             -          4.81(1)      2.52
TI spent                                      13,204       36,971         4,193       180,852      235,220

Capitalized leasing commissions (CLC)          4,706       47,635             -        64,441      116,782
  committed
CLC committed per sq ft leased                  0.42         0.99             -          1.38         1.10
CLC spent                                      9,466       25,220        22,867        59,806      117,359

CLC and TI committed per sq ft leased           4.14         0.99             -          6.19         3.62

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------
Tenant Retention                                100%          66%           67%           78%          78%
Square footage leased                         30,084       55,510         9,075       107,173      201,842
Rental dollars                          $    105,232  $   260,202  $     38,115  $    508,484  $   912,033
Average base rent                               3.50         4.69          4.20          4.74         4.52
Increase in effective rents from                9.9%        10.9%         13.5%         30.2%        10.4%
renewals

Concessions                                        -            -             -             -            -
Concessions per sq ft leased                       -            -             -             -            -

Tenant improvements (TI) committed                 -       12,163             -         3,000       15,163
TI committed per sq ft leased                      -         0.22             -          0.03         0.08
TI spent                                           -        1,417             -        12,663       14,080

Capitalized leasing commissions (CLC)          2,361            -             -             -        2,361
  committed
CLC committed per sq ft leased                  0.08            -             -             -         0.01
CLC spent                                      1,180            -             -         2,500        3,680
CLC and TI committed per sq ft leased           0.08         0.22             -          0.03         0.09

-----------------------------------------------------------------------------------------------------------

(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.




                                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                                  RETAIL PORTFOLIO
                                                                 December 31, 1998

            For the Period:                                                1997
                                        -------------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                               $  1,042,561  $   967,040  $  1,335,021  $  2,542,033  $ 5,886,655
  Operating expenses                         312,671      311,733       420,799       850,940    1,896,143
  NOI                                        729,891      655,307       914,222     1,691,093    3,990,513
  Growth from same period prior year            7.6%        -4.5%         24.7%         69.5%        18.0%

Combined Total
  Revenue                               $  1,466,612  $ 1,579,107  $  1,637,556  $  2,541,057  $ 7,224,332

  Operating expenses                         373,556      411,934       538,084       859,223    2,182,797
  NOI                                      1,093,056    1,167,173     1,099,472     1,681,834    5,041,535

  Growth from same period prior year(2)        82.7%        81.1%         74.1%         90.7%        82.9%

  Capital expenditures (excludes TI     $     86,970  $       907  $      5,139  $     16,455  $   109,471
   and CLC)
  Weighted average leaseable sq ft           630,700      734,722       753,804       979,088      774,578
  Capital expenditures per leaseable            0.14         0.00          0.01          0.02         0.14
    sq ft


-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------
Same Property
  Occupancy                                    97.0%        90.1%         91.8%         96.4%        96.4%

  Average effective rent per occupied           6.35         6.75          7.02          7.98         7.98
   sq ft
  Increase from same period prior year         -0.4%         3.0%         20.2%         20.4%        20.4%

  Revenue per occupied sq ft                    7.97         7.89          8.37         10.77        10.77
  Increase from same period prior year          1.8%        -1.7%         16.6%         26.1%        26.1%

Combined Total
  Occupancy                                    96.6%        92.2%         92.8%         96.4%        96.4%

  Average effective rent per occupied           8.04         8.10          8.49          7.98         7.98
   sq ft
  Increase from same period prior year        -26.1%       -27.6%        -17.8%          0.7%         0.7%

  Revenue per occupied sq ft                    9.63         9.25         12.13         10.77        10.77
  Increase from same period prior year        -23.4%       -26.9%          3.4%         15.5%        15.5%

-----------------------------------------------------------------------------------------------------------

(1)  Reflects the performance of 9 of the 13 properties in the current portfolio.
(2)  Reflects acquisition activity.
(3)  Revenue per occupied foot is lower than prior year's quarter due to the timing of recovery billings.



                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                RETAIL PORTFOLIO
                                                               December 31, 1998

            For the Period:                                                1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                               $  1,072,191  $ 1,089,454  $  1,425,895  $  2,464,287  $ 6,051,827
  Operating expenses                         327,246      313,662       447,236       756,444    1,844,588
  NOI                                        744,945      775,792       978,659     1,707,843    4,207,239
  Growth from same period prior year            2.1%        18.4%          7.0%          1.0%         7.1%

Combined Total
  Revenue                               $  2,387,998  $ 3,042,567  $  3,207,799  $  3,433,254  $12,071,618
  Operating expenses                         864,791    1,071,850       948,223       955,309    3,840,173
  NOI                                      1,523,207    1,970,717     2,259,576                  8,231,445
                                                                                    2,477,945
  Growth from same period prior year (2)       39.4%        68.8%        105.5%         47.3%        63.3%

  Capital expenditures (excludes TI     $     16,945  $    49,482  $    112,989  $    145,163  $   324,579
   and CLC)
  Weighted average leaseable sq ft           979,088    1,167,524     1,234,565     1,239,165    1,155,086
  Capital expenditures per leaseable            0.02         0.04          0.09          0.12         0.28
   sq ft


-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------
Same Property
  Occupancy                                    97.4%        93.1%         93.1%         93.4%        93.4%

  Average effective rent per occupied           6.65         6.85          6.82          8.14         8.14
   sq ft
  Increase from same period prior year          4.6%         1.5%         -2.9%          1.9%         1.9%

  Revenue per occupied sq ft                    7.90         8.39          8.52         11.33        11.33
  Increase from same period prior year         -0.9%         6.3%          1.7%          5.2%         5.2%

Combined Total
  Occupancy                                    96.5%        93.6%         93.3%         93.8%        93.8%

  Average effective rent per occupied           7.80         7.59          8.60          8.75         8.75
   sq ft
  Increase from same period prior year         -3.0%        -6.4%          1.3%          9.6%         9.6%

  Revenue per occupied sq ft                   10.11        10.18         11.14         11.81        11.81
  Increase from same period prior year          5.0%        10.0%         -8.2%(3)       9.7%         9.7%

-----------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 9 of the 13 properties in the current portfolio.
(2) Reflects acquisition activity.
(3) Revenue per occupied foot is lower than prior year's quarter due to the timing of recovery billings.



                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                                             RETAIL PORTFOLIO
                                                            December 31, 1998

            For the Period:                                                1997
                                        -------------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------
Square footage leased                          3,381            -         2,000             -        5,381
Rental dollars                          $     32,558  $         -  $     25,184  $          -  $    57,742
Average base rent per sq ft                     9.63            -         12.59             -        10.73

Concessions                                      789            -         5,533             -        6,322
Concessions per sq ft leased                    0.23            -          2.77             -         1.17

Tenant improvements (TI) committed             4,110            -        21,999             -       26,109
TI committed per sq ft leased                   1.22            -         11.00             -         4.85
TI spent                                       2,322        3,852        10,670        12,499       29,343

Capitalized leasing commissions (CLC)          8,568            -         4,604             -       13,172
  committed
CLC committed per sq ft leased                  2.53            -          2.30             -         2.45
CLC spent                                      2,808        5,760         2,252         2,252       13,072

CLC and TI committed per sq ft leased           3.75            -         13.30             -         7.30

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------
Tenant Retention                                 36%          54%          100%          100%          52%
Square footage leased                          2,850        1,100         1,549         1,200        6,699
Rental dollars                          $     28,781  $    12,100  $     16,265  $     17,568  $    74,714
Average base rent per sq ft                    10.10        11.00         10.50         14.64        11.15
  Percent increase in effective rents           2.4%        14.1%            0%          6.1%         5.7%
   from renewals

Concessions                                    2,800            -             -             -        2,800
Concessions per sq ft leased                    0.98            -             -             -         0.42

Tenant improvements (TI) committed             6,000            -             -             -        6,000
TI committed per sq ft leased                   2.11            -             -             -         0.90
TI spent                                           -            -             -             -            -

Capitalized leasing commissions (CLC)              -            -             -             -            -
committed
CLC committed per sq ft leased                     -            -             -             -            -
CLC spent                                          -            -             -             -            -

CLC and TI committed per sq ft leased           2.11            -             -             -         0.90



                                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                                              RETAIL PORTFOLIO
                                                             December 31, 1998

            For the Period:                                                1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------
Square footage leased                          2,400        2,500         6,010        13,625       24,535
Rental dollars                          $     32,964  $    33,494  $     85,769  $    164,821  $   317,048
Average base rent per sq ft                    13.74        13.40         14.27         12.10        12.92

Concessions                                    5,280        5,400             -        15,031       25,711
Concessions per sq ft leased                    2.20         2.16             -          1.10         1.05

Tenant improvements (TI) committed                 -          810             -        46,250       47,060
TI committed per sq ft leased                      -         0.32             -          3.39         1.92
TI spent                                           -        5,702             -         7,428       13,130

Capitalized leasing commissions (CLC)              -        7,038        13,715        80,516      101,269
  committed
CLC committed per sq ft leased                     -         2.82          2.28          5.91         4.13
CLC spent                                      9,519        4,035        14,905        51,082       79,541

CLC and TI committed per sq ft leased              -         3.14          2.28          9.30         6.05

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------
Tenant Retention                                 46%           5%           42%           54%          30%
Square footage leased                          2,450        1,400         5,125        12,384       21,359
Rental dollars                          $     30,660  $    25,438  $     83,311  $    196,334  $   335,743
Average base rent per sq ft                    12.51        18.17         16.26         15.85        15.72
  Percent increase in effective rents          21.2%         5.6%         10.7%         20.7%        14.6%
   from renewals

Concessions                                        -            -             -             -            -
Concessions per sq ft leased                       -            -             -             -            -

Tenant improvements (TI) committed                 -            -         1,100        50,578       51,678
TI committed per sq ft leased                      -            -          0.21          4.08         2.42
TI spent                                      71,627       35,813        35,813        36,072      179,325

Capitalized leasing commissions (CLC)              -        7,632             -             -        7,632
  committed
CLC committed per sq ft leased                     -         5.45             -             -         0.36
CLC spent                                          -            -         7,632         3,000       10,632

CLC and TI committed per sq ft leased              -         5.45          0.21          4.08         2.78




                                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                                  MULTIFAMILY PORTFOLIO
                                                                    December 31, 1998

            For the Period:                                             1997
                                       ---------------------------------------------------------------------
                                                                                                       Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
------------------------------------------------------------------------------------------------------------
 Same Property (1)
  Revenue                               $    929,310  $   930,126  $  1,267,712  $  1,281,249  $ 4,408,397
  Operating expenses                         358,568      379,913       547,025       566,274    1,851,780
  NOI                                        570,742      550,213       720,687       714,975    2,556,617
  Growth from same period prior year            9.0%        19.5%         -6.0%          3.0%         5.2%

Combined Total
  Revenue                               $  1,129,909  $ 1,412,508  $  1,477,798  $  1,515,704  $ 5,535,919
  Operating expenses                         447,290      562,250       639,501       659,708    2,308,749
  NOI                                        682,619      850,258       838,297       855,996    3,227,170
  Growth from same period prior year (2)      565.3%       838.8%        569.8%         42.7%       251.5%

  Capital expenditures                  $     49,279  $    45,491  $     65,907  $     48,700  $   209,377
  Weighted avg apartment units owned             642          796           866           866          793
  Capital expenditures per apartment              77           57            76            56          264
   unit

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
------------------------------------------------------------------------------------------------------------
Same Property (1)
  Occupancy                                    94.8%        95.0%         93.2%         94.5%        94.5%

  Average effective base rent per                585          587           600           610          610
   occupied unit
  Increase from same period prior year          2.9%         4.7%          3.9%          3.3%         3.3%

  Apartment annualized turnover rate           51.3%        48.3%         73.5%         57.7%        61.3%

Combined Total
  Occupancy                                    94.7%        94.2%         93.9%         94.7%        94.7%

  Average effective base rent per                599          609           610           619          619
   occupied unit
  Increase from prior year                     -8.4%        -7.1%         -7.5%          7.4%         7.4%

  Apartment annualized turnover rate           49.2%        46.7%         69.3%         54.0%        55.7%

------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 3 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity




                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                                MULTIFAMILY PORTFOLIO
                                                                  December 31, 1998

            For the Period:                                             1998
                                       - ------------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS:
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                               $    920,804  $   935,609  $  1,351,498  $  1,324,839  $ 4,532,750
  Operating expenses                         386,173      362,105       553,516       505,398    1,807,192
  NOI                                        534,631      573,504       797,982       819,441    2,725,558
  Growth from same period prior year           -6.3%         4.2%         10.7%         14.6%         5.8%

Combined Total
  Revenue                               $  3,762,174  $ 4,676,157  $ 16,257,073  $ 16,169,412  $40,864,816
  Operating expenses                       1,466,031    1,836,409     7,003,386     6,928,740   17,234,566
  NOI                                      2,296,143    2,839,748     9,253,687     9,240,672   23,630,250
  Growth from same period prior year (2)      236.4%       234.0%       1003.9%        979.5%       632.2%

  Capital expenditures                  $    120,362  $   145,384  $    851,826  $  1,033,343  $ 2,150,915
  Weighted avg apartment units owned           2,147        2,662         9,353         9,353        5,879
  Capital expenditures per apartment              56           55            91           110          366
   unit

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Occupancy                                    93.7%        95.9%         94.6%         94.6%        94.6%

  Average effective base rent per                603          600           614           616          616
   occupied unit
  Increase from same period prior year          3.1%         2.3%          2.4%          1.1%         1.1%

  Apartment annualized turnover rate           37.2%        37.2%         61.9%         49.3%        48.0%

Combined Total
  Occupancy                                    95.6%        92.4%         94.1%         93.4%        93.4%

  Average effective base rent per                602          623           614           618          618
   occupied unit
  Increase from prior year                      0.5%         2.2%          0.7%         -0.2 (2)     -0.2%

  Apartment annualized turnover rate           43.2%        44.7%         78.0%         60.9%        67.7%

-----------------------------------------------------------------------------------------------------------

(1) Reflects performance of 3 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity






                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                            RECONCILIATION OF PROPERTY INCOME
                                                    December 31, 1998


                                        Office               Flex        Industrial             Retail
                              ----------------- ------------------ ----------------- ------------------

REVENUES                            29,530,298          9,924,488         4,665,508          3,433,254

OPERATING EXPENSES                  10,927,738          2,732,702           838,660            955,309
                              ----------------- ------------------ ----------------- ------------------

NOI                                 18,602,560          7,191,786         3,826,848          2,477,945


(1)  Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters building and the hotel portfolio which are not included in the property total.




CONTRIBUTION TO REVENUE
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to revenue)


CONTRIBUTION TO NOI
     (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to NOI)





                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                        RECONCILIATION OF PROPERTY INCOME
                                                                December 31, 1998

                                                        Property                                  Total
                                   Multifamily             Total           Other (1)           Reported
                              ----------------- ----------------- ------------------- ------------------

REVENUES                            16,169,412        63,722,960           1,330,110         65,053,070

OPERATING EXPENSES                   6,928,740        22,383,149         (1,339,005)         21,044,144
                              ----------------- ----------------- ------------------- ------------------

NOI                                  9,240,672        41,339,811           2,669,115         44,008,926


(1) Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters building and the hotel portfolio which are not included in the property total.




CONTRIBUTION TO REVENUE
   (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to revenue)


CONTRIBUTION TO NOI
     (GRAPHIC OMITTED)
     (Graphic of pie chart by property type showing percentage contributed to NOI)


                                                   GLENBOROUGH REALTY TRUST INCORPORATED
                                                          LEASE EXPIRATION SCHEDULE
                                                              December 31, 1998


                                                   1998         1999         2000          2001         2002
---------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO (1)
Annual base rent expiring                     2,041,113   15,677,996   18,450,800    16,588,068   18,128,933
Percent of total annual rent                       1.9%        14.5%        17.0%         15.3%        16.7%

Square footage expiring                         123,709    1,114,169    1,064,151       960,697      978,477
Percentage of square footage                       2.0%        17.6%        16.8%         15.1%        15.4%

Number of leases                                     22          234          144           166          100
Percentage of number of leases                     2.6%        27.2%        16.7%         19.3%        11.6%

---------------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO
Annual base rent expiring                     1,409,644    6,564,649    4,714,264     4,927,983    3,446,966
Percent of total annual rent                       4.2%        19.8%        14.2%         14.8%        10.4%

Square footage expiring                         167,663      915,672      641,225       677,313      417,161
Percentage of square footage                       4.1%        22.2%        15.5%         16.4%        10.1%

Number of leases                                     19          188          105           102           32
Percentage of number of leases                     3.6%        36.1%        20.2%         19.6%         6.1%

---------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
Annual base rent expiring                       196,022    1,829,819    1,700,347     1,707,914    2,368,809
Percent of total annual rent                       1.1%        10.6%         9.9%          9.9%        13.7%

Square footage expiring                          48,655      411,592      402,674       394,519      555,261
Percentage of square footage                       1.2%        10.4%        10.1%          9.9%        14.0%

Number of leases                                      3           23           20            19           17
Percentage of number of leases                     3.0%        23.2%        20.2%         19.2%        17.2%

---------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
Annual base rent expiring                       167,708    1,897,945      918,034     1,791,876      359,457
Percent of total annual rent                       1.5%        17.2%         8.3%         16.2%         3.3%

Square footage expiring                          14,438      151,979       72,344       165,263       26,301
Percentage of square footage                       1.2%        13.0%         6.2%         14.1%         2.2%

Number of leases                                      8           69           37            63           15
Percentage of number of leases                     3.0%        26.1%        14.0%         23.9%         5.7%

---------------------------------------------------------------------------------------------------------------

(1)   Numbers exclude the corporate headquarters building.



                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                            LEASE EXPIRATION SCHEDULE
                                                                 December 31, 1998

                                                                                                2007 and
                                              2003          2004         2005         2006    thereafter
---------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO (1)
Annual base rent expiring                7,824,928     4,842,049   11,466,238    3,658,281     9,816,778
Percent of total annual rent                  7.2%          4.5%        10.6%         3.4%          9.0%

Square footage expiring                    406,689       265,350      630,897      224,262       575,427
Percentage of square footage                  6.4%          4.2%         9.9%         3.5%          9.1%

Number of leases                                81            18           17           10            68
Percentage of number of leases                9.4%          2.1%         2.0%         1.2%          7.9%

---------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO
Annual base rent expiring                4,488,014     1,376,639      455,211    2,041,478     3,800,858
Percent of total annual rent                 13.5%          4.1%         1.4%         6.1%         11.4%

Square footage expiring                    480,707       159,261       30,000      209,231       434,787
Percentage of square footage                 11.6%          3.9%         0.7%         5.1%         10.5%

Number of leases                                46            10            1            7            11
Percentage of number of leases                8.8%          1.9%         0.2%         1.3%          2.1%

---------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
Annual base rent expiring                1,005,227     6,789,115            -      227,500     1,411,676
Percent of total annual rent                  5.8%         39.4%         0.0%         1.3%          8.2%

Square footage expiring                    214,275     1,648,496            -       32,500       265,603
Percentage of square footage                  5.4%         41.5%         0.0%         0.8%          6.7%

Number of leases                                 5             8            0            1             3
Percentage of number of leases                5.1%          8.1%         0.0%         1.0%          3.0%

---------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
Annual base rent expiring                  992,951     1,244,227      684,444      155,604     2,845,623
Percent of total annual rent                  9.0%         11.3%         6.2%         1.4%         25.7%

Square footage expiring                    109,795       181,751       53,105       10,950       386,872
Percentage of square footage                  9.4%         15.5%         4.5%         0.9%         33.0%

Number of leases                                23            15            9            4            21
Percentage of number of leases                8.7%          5.7%         3.4%         1.5%          8.0%

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(1)   Numbers exclude the corporate headquarters building.

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

                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                             LEASE EXPIRATION SCHEDULE
                                                                 December 31, 1998


                                                   1998         1999         2000          2001         2002
--------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PORTFOLIO (1)
Annual base rent expiring                     3,814,487   25,970,409   25,783,445    25,015,841   24,304,165
Percent of total annual rent                       2.2%        15.3%        15.2%         14.7%        14.3%

Square footage expiring                         354,465    2,593,412    2,180,394     2,197,792    1,977,200
Percentage of square footage                       2.3%        16.6%        14.0%         14.1%        12.7%

Number of leases                                     52          514          306           350          164
Percentage of number of leases                     3.0%        29.5%        17.5%         20.1%         9.4%

--------------------------------------------------------------------------------------------------------------

(1)   Numbers exclude the corporate headquarters building and multifamily properties.
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


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                       LEASE EXPIRATION SCHEDULE
                                                           December 31, 1998

                                                                                                     2007 and
                                                   2003          2004         2005         2006    thereafter
--------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PORTFOLIO (1)
Annual base rent expiring                    14,311,120    14,252,030   12,605,893    6,082,863    17,874,935
Percent of total annual rent                       8.4%          8.4%         7.4%         3.6%         10.5%

Square footage expiring                       1,211,466     2,254,858      714,002      476,943     1,662,689
Percentage of square footage                       7.8%         14.4%         4.6%         3.1%         10.6%

Number of leases                                    155            51           27           22           103
Percentage of number of leases                     8.9%          2.9%         1.5%         1.3%          5.9%

--------------------------------------------------------------------------------------------------------------

(1)   Numbers exclude the corporate headquarters building and multifamily properties.

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




                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multifamily units that became available for rent during the period reported on an annualized basis.
Associated Companies                   The Company owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
 (CAD)                                 interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
CLC Spent                              The portion of committed, capitalized leasing commissions which have been spent by the Company.
Combined Total                         All properties owned in the current year.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Dividend Payout Ratio                  The percentage of CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.
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

                                                               GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                        Annualized rents net of concessions.
FFO Multiplier                         Stock price per share divided by annualized FFO per share.
FFO Per Share                          FFO divided by the fully diluted weighted average shares outstanding during the period.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.

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

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.
Occupancy                              Total square feet (units) rented divided by net occupied rentable square feet (units)
                                       as of the end of the quarter.
Percent Debt to Total Market           Total notes and mortgages payable divided by the total market capitalization as
Capitalization                         defined below.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Rental Dollars                         Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                   concessions, TI's and leasing commissions.
Same Property                          Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
TI Spent                               The portion of committed tenant improvements which have been spent by the Company.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of common shares and units outstanding by the price per share; plus (b)
                                       the product obtained by multiplying the total number of preferred shares outstanding by the liquidation preference per share; plus (c) the Company's debt as set forth on the most recent financial statements.

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